SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        240.14a-12

                              fonix(TM) corporation
 ..............................................................................
                   (Name of Registrant as Specified in Charter)

 ..............................................................................
     (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
        14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(4) and 0-11.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.
        1)      Title of each class of securities to which transaction
                applies:
                ..............................................................
        2)      Aggregate number of securities to which transaction applies:
                ..............................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ..............................................................
        4)      Proposed maximum aggregate value of transaction:
                ..............................................................
        5)      Total fee paid:
                ..............................................................

[ ]     Fee paid previously with preliminary materials

[ ]     Check box if any part of the fee is offset as provided by Exchange
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        4)      Date Filed:...................................................

                              fonix(TM) corporation
                              1225 Eagle Gate Tower
                           60 East South Temple Street
                           Salt Lake City, Utah  84111

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD JULY 22, 1996

To the Shareholders:

        Notice is hereby given that the Annual Meeting of the Shareholders of fonix(TM) corporation ("the Company") will be held at the Red Lion Hotel, 255 South West Temple Street, Salt Lake City, Utah 84101, on Monday, July 22, 1996, at 10:00 a.m., local time, for the following purposes, which are discussed in the following pages and which are made part of this Notice:

        1. To elect six directors, each to serve until the next annual meeting of shareholders and until his or her successor is elected and shall qualify;

        2. To approve the Company's 1996 Long-Term Stock Investment and Incentive Plan and 1996 Directors' Stock Option Plan;

        3. To approve the Board of Directors' selection of Pritchett, Siler & Hardy, P.C., as the Company's independent public accountants; and

        4. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

        The Company's Board of Directors has fixed the close of business on Monday, July 1, 1996 as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah 84111, during the ten days prior to the meeting.

        You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.


                                       By Order of the Board of Directors,


                                       Roger D. Dudley, Secretary


Salt Lake City, Utah
July 8, 1996
                              fonix(TM) corporation
                              1225 Eagle Gate Tower
                           60 East South Temple Street
                           Salt Lake City, Utah  84111
                                  (801) 328-0161

                          ------------------------------
                                   PROXY STATEMENT
                          ------------------------------

                           ANNUAL MEETING OF SHAREHOLDERS

     The enclosed proxy is solicited by the Board of Directors of fonix(TM) corporation ("fonix(TM)" or the "Company") for use in voting at the Annual Meeting of Shareholders to be held at the Red Lion Hotel, 255 South West Temple Street, Salt Lake City, Utah 84101 on July 22, 1996, at 10:00 a.m., M.D.T., and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR ratification of the appointment of auditors, and FOR approval of the 1996 Long-Term Stock Investment and Incentive Plan and 1996 Directors' Stock Option Plan. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting or by giving a later dated proxy.

        The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. A majority of votes properly cast upon any question presented for consideration and shareholder action at the meeting, other than the election of directors, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

        The close of business on July 1, 1996, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote
at, the Annual Meeting.   Each share shall be entitled to one vote on all
matters. As of the record date there were 37,399,896 shares of the Company's common stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY
OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

        This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about July 8, 1996.

                          --------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

        The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no less than three. Presently the Company's Board of Directors consists of six members, all of whom are nominees for reelection at the Annual meeting. Each director elected at the Annual meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

        The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

STEPHEN M. STUDDERT, age 47, presently serves as Chairman of the Company's
    Board of Directors and Chief Executive Officer. He also is Chairman and CEO of Studdert Companies Corp. He has served as a White House advisor to U.S. Presidents Bush, Reagan and Ford. He has served as a member of the President's Export Council and the Foreign Trade Practices Subcommittee, and is a Director and former Chairman of the $16 billion Federal Home Loan Bank of Seattle. From October 1993 until March 10, 1995, Mr. Studdert also served as a director of Seiler Pollution Control Systems, Inc., which has a class of securities registered under the Securities Exchange Act of 1934. Mr. Studdert has served as the Chairman of the Company's Board of Directors since June 1994 and as its CEO since June 1996.

ALAN C. ASHTON, Ph.D., age 53, has served on the Company's Board of
    Directors since October 23, 1995. Since June 24, 1994, Dr. Ashton has served on the Board of Directors of Novell, Inc., the Orem, Utah-based producer of network software applications, and a company required to submit reports under the Securities Exchange Act of 1934. Dr. Ashton was a co-founder of the former WordPerfect Corporation. WordPerfect Corporation was acquired by Novell, Inc. on June 24, 1994. Dr. Ashton served as a director and executive officer of WordPerfect Corporation for more than five years prior to the Novell acquisition.

JOSEPH VERNER REED, age 58, is Under Secretary General of the United
    Nations and has served on the Company's Board of Directors since June 1994. Following a career as a senior advisor to the Chairman of the Chase Manhattan Bank, Ambassador Reed became United States Ambassador to Morocco. He subsequently has served as United States Ambassador to the United Nations and Chief of Protocol of the United States. He holds honorary doctorates from several universities.

JAMES B. HAYES, age 58, has served on the Company's Board of Directors since June 1994. He is the former Publisher of Fortune, one of America's most prestigious business publications, and a former Vice President of Time, Inc. He joined Time, Inc. in 1959 and held various positions including Publisher of Discover. In July of 1995, he was appointed President and Chief Executive Officer of Junior Achievement, Inc. He was one of 15 U.S. business executives selected for a Presidential Mission to the former Soviet Union to discuss business development and economic cooperation. He presently is Chairman of Moorehouse School of Medicine.

THOMAS A. MURDOCK, age 52, has been a director of the Company since June
    1994. Between June 1994 and June 1996, he was the President and CEO of the Company, and since June 1996 has served as the Company's President and Chief Operating Officer. Mr. Murdock is President of Studdert Companies Corp. and Assistant to the Chairman and Director of Synergetics, Inc., the entity that conducts research and development on behalf of the Company in connection with the Company's voice recognition technology. For much of his career, Mr. Murdock has been a commercial banker and a senior corporate executive with significant international emphasis and experience.

ROGER D. DUDLEY, age 43, has served on the Company's Board of Directors since June 1994, and he also has been during that period the Company's Executive Vice President and Secretary. In June 1996, he was named as the Company's Chief Financial Officer. Mr. Dudley is Vice President of Studdert Companies Corp. After several years at IBM in marketing and sales, he began his career in the investment banking and asset management industry. He has extensive experience in real estate asset management and in project development. From February 1995 to November 1995, Mr. Dudley served as a director for PCT Holdings, Inc., a Nevada corporation, which has a class of securities registered under the Securities Exchange Act of 1934.

    There is no family relationship between any executive officer or director of the Company and any other executive officer or director.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

    The Company's Board of Directors took action at two duly noticed special meetings of the Board during 1995, and acted on three occasions by unanimous written consent. Each director attended at least 75% of the Company's special meetings of the Board of Directors. During 1995, the Company's Board of Directors had no standing committees. Until April 30, 1996, the Company's directors received no fees or other compensation for participating in Board meetings or otherwise serving on the Board, whether in person or by telephone, although the Company's policy is to reimburse directors for their out-of-pocket expenses incurred in connection with their services as directors.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR

                                  ------------------------------

                                       SIGNIFICANT EMPLOYEES

    In addition to the previously named directors and executive officers, the Company expects the following individuals to make significant contributions to the Company's business. Each of the immediately following persons is employed by Synergetics, Inc., a Provo, Utah-based research and development company from which the Company acquired the intellectual property rights to its proprietary voice recognition technology and with which the Company has contracted for research and development of its proprietary computer voice recognition technology ("Synergetics").

CARL HAL HANSEN, age 46, is Senior Project Engineer for the Company's natural language voice recognition computer technology, and Chairman and CEO of Synergetics. Mr. Hansen holds a degree in Electronics from the Utah Trade Technical Institute of Provo, Utah. For approximately fourteen years, Mr. Hansen was employed by Signetics Corporation in various capacities, including Test Equipment Engineer, Characterization Engineer, Product Engineer, and as an Electronic Specialist. He was involved in the design, fabrication and release of layout design for PC boards and interfaces. In 1991, Mr. Hansen founded Synergetics, where he continues to have direct leadership with respect to new product development and engineering.

DALE LYNN SHEPHERD, age 37, has been employed by Synergetics since 1992.
    He graduated from Brigham Young University with a Bachelor of Science Degree in Electrical Engineering. He also received a Masters of Business Administration from B.Y.U. Before his employment with Synergetics, Mr. Shepherd was employed with Mentorgraphics where he acted as a software systems architect in automated semiconductor design. Before Mentorgraphics, Mr. Shepherd worked on a contract basis with Signetics, Inc.

R. BRIAN MONCUR, age 37, has been employed by Synergetics since 1992. He graduated from Brigham Young University with a Bachelor of Science degree in chemical engineering. Before his employment with Synergetics, Mr. Moncur was employed by Signetics, Inc. and Mentorgraphics, where he was a Senior Process Engineer and Software Development Engineer.

    In addition to the above-listed persons employed by Synergetics, the Company expects the following individual to make a significant contribution to the Company.

DAVID S. HARKNESS, age 31, is Vice President and Director of Marketing for fonix(TM) systems corporation, a wholly-owned subsidiary of the Company through which the Company plans to market products based on its voice recognition technology, assuming such products can be completed. Until his employment with the Company in April 1996, Mr. Harkness was a Product Marketing Director at Novell, Inc., and occupied various marketing positions since 1991 with WordPerfect Corp. prior to Novell's acquisition of WordPerfect in 1994.

                         -----------------------------

                 PROPOSAL 2 -- ADOPTION OF COMPENSATION PLANS

    The Company's Board of Directors has approved and adopted the Company's 1996 Long-Term Stock Investment and Incentive Plan and the 1996 Directors' Stock Option Plan (collectively the "Compensation Plans"). At the Annual Meeting, the Company's shareholders will be asked to approve the Compensation Plans, and the Board of Directors is soliciting the enclosed proxy as to that decision. A brief description of the material provisions of each of those plans and a table summarizing the benefits to be conferred under both of the Plans follows.

               1996 LONG-TERM STOCK INVESTMENT AND INCENTIVE PLAN

    The Company's 1996 Long-Term Stock Investment and Incentive Plan (the "Plan") provides for the award of incentive stock options to key employees and the award of non-qualified stock options, stock appreciation rights, cash and stock bonuses, and other incentive grants to employees and certain nonemployees (but not Directors who also serve as members of the committee that administers the Plan) who have important relationships with the Company or its subsidiaries. The Plan was adopted by the Board of Directors on April 30, 1996, which date is the effective date of the Plan. The principal provisions of the Plan are summarized below.

        Administration.

    The Plan is administered by a committee of at least two disinterested directors of the Company (the "Plan Committee"). The Plan Committee will determine and designate the individuals and classes of individuals to whom awards under the Plan should be made and the amount, terms and conditions of the awards. The Plan Committee may adopt and amend rules relating to the administration of the Plan. The Plan Committee presently is comprised of Alan C. Ashton and James B. Hayes. The Plan is intended to comply with and will be administered in accordance with Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereto. The qualification of the Plan under Rule 16b-3 is subject to approval by the shareholders of the Company at the Annual Meeting.

        Eligibility.

    Awards under the Plan may be made to officers or key employees of the Company and its subsidiaries, and to nonemployee agents, consultants, advisors, and other persons (but not including Directors who also serve as members of the committee that administers the Plan) whom the Plan Committee believes have made or will make an important contribution to the Company or any subsidiary thereof, subject to Section 422 of the Code, which limits the grant of "Incentive Stock Options" to executive officers and other senior managerial and professional employees.

        Shares Available.

    Subject to adjustment as provided in the Plan, a maximum of 900,000 shares of the Company's common stock will be reserved for issuance thereunder. If an option or stock appreciation right granted under the Plan expires or is terminated or cancelled, the unissued shares subject to such option or stock appreciation right are again available under the Plan. In addition, if shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased are again available under the Plan. In the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), all shares granted under the Plan will be restricted as to subsequent resales or transfer, pursuant to Rule 144 under the Act.

        Term.

    Unless earlier terminated by the Plan Committee, the Plan will continue in effect until the earlier of: (i) ten years from the date on which the Plan was adopted by the Board of Directors, and (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Plan Committee may suspend or terminate the Plan at any time except with respect to options, and shares subject to restrictions then outstanding under the Plan.

        Stock Option Grants.

    The Plan Committee may grant Incentive Stock Options ("ISOs") and Non-Statutory Stock Options ("NSOs") under the Plan. With respect to each option grant, the Plan Committee will determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and the other terms and conditions of the option. The Plan specifies, however, that options granted thereunder may not be exercised at any time within six months of the grant date of such options. Options granted under the plan expire three months after the termination of the option holder's employment for reasons other than permanent disability, retirement or death.

    ISOs are subject to special terms and conditions. The aggregate fair market value, on the date of the grant, of the common stock for which an ISO is exercisable for the first time by the optionee during any calendar year may not exceed $100,000. An ISO may not be granted to an employee who possesses more than 10% of the total voting power of the Company's stock unless the option price is at least 110% of the fair market value of the Common Stock subject to the option on the date it is granted, and the option is not exercisable for 5 years after the date of grant. No ISO may be exercisable after 10 years from the date of grant. The option price may not be less than 100% of the fair market value of the Common Stock covered by the option at the date of grant.

    In connection with the grant of NSOs or ISOs, the Plan authorizes the issuance of "Reload Options" which allow employees to receive options to purchase that number of shares that shall equal (i) the number of shares of common stock used to exercise underlying NSOs or ISOs, and (ii) if authorized by the Plan Committee, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of the underlying NSOs or ISOs.

    In general, no vested option may be exercised unless at the time of such exercise the holder of such option is employed by or in the service of the Company or any subsidiary thereof, within 36 months following termination of employment by reason of death or disability (or in the case of ISOs within 12 months of termination for death or disability), or within three months following termination for any other reason, except for cause, in which case all unexercised options shall terminate forthwith. No shares may be issued pursuant to the exercise of an option until full payment therefor has been made. Upon the exercise of an option, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued upon exercise of the option.

        Stock Appreciation Rights.

    Two types of Stock appreciation rights ("SARs") may be granted under the
Plan:  "Alternate SARs" and "Limited Rights."   Alternate SARs are granted
concurrently with or subsequent to stock options, and permit the option holder to be paid, in common stock, the excess of the fair market value of each share of common stock underlying the stock option at the date of exercise of the Alternate SARs and the fair market value of each share of common stock underlying the option at the grant date. The exercise of Alternate SARs shall be in lieu of the exercise of the stock option underlying the SARs, and upon such exercise a corresponding number of stock options shall be cancelled. Alternate SARs are exercisable upon the same terms and conditions as are applicable to the options underlying them. Upon the exercise of an Alternate SAR, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued.

    Limited Rights may be issued concurrently with or subsequent to the award of any stock option or Alternate SAR under the Plan. Limited Rights allow the holder thereof to be paid appreciation on the stock option or the amount of appreciation receivable upon exercise of an Alternate SAR in cash and in lieu of exercising such options or rights. Limited Rights are exercisable only to the same extent and subject to the same conditions and within the same time periods as the stock options or Alternate SARs underlying such Limited Rights. Limited Rights are exercisable in full for a period of seven months following a change in control of the Company. Upon the exercise of Limited Rights, the stock options or Alternate SARs underlying such Limited Rights shall terminate. Cash payments upon the exercise of Limited Rights will not reduce the number of shares of common stock reserved for issuance under the Plan. No SARs have been granted under the Plan.

        Stock Bonus Awards.

    The Plan Committee may award shares of common stock as a stock bonus under the Plan. The Plan Committee may determine the recipients of the awards, the number of shares to be awarded, and the time of the award. Stock received as a stock bonus is subject to the terms, conditions, and restrictions determined by the Plan Committee at the time the stock is awarded. No stock bonus awards have been granted under the Plan.

        Cash Bonus Rights.

    The Plan Committee may grant cash bonus rights under the Plan either outright or in connection with (i) options granted or previously granted,
(ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded, and (iv) shares issued under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. Bonus rights granted in connection with a SAR entitle the holder to a cash bonus when the SAR is exercised, that is determined by multiplying the amount received upon exercise of the SAR by the applicable bonus percentage. Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the Plan Committee, either at the time the stock bonus is awarded or upon the lapse of any restrictions to which the stock is subject. No bonus rights have been granted under the Plan.

        Non-Assignability of Plan Awards

    No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or the laws of descent or pursuant to a qualified domestic relations order as defined in the Code.

        Changes in Capital Structure.

    The Plan provides that if the outstanding common stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Plan Committee in the number and kind of shares available for grants under the Plan. In addition, the Plan Committee will make appropriate adjustments in the number and kind of shares as to which outstanding options will be exercisable. In the event of a merger, consolidation or other fundamental corporate transformation, the Board may, in its sole discretion, permit outstanding options to remain in effect in accordance with their terms; to be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or to be exercised, to the extent then exercisable, during a period prior to the consummation of the transaction established by the Plan Committee or as may otherwise be provided in the Plan.

        Tax Consequences.

    The following description addresses the federal income tax consequences of the Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements. Also, such statements are intended only to provide basic information.
Each Plan participant should consult his or her own tax advisor concerning the tax consequences of participation in the Plan because individual financial and federal tax situations may vary, and state and local tax considerations may be significant.

    Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset held for more than one year. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or the exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

    Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

    An employee who receives stock in connection with the performance of services will generally realize income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no election under Section 83(b) of the Code is filed within 30 days after the original transfer. The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold employment taxes on the amount of the income the employee recognizes. A participant who receives a cash bonus right under the Plan generally will recognize income equal to the amount of any cash bonus paid at the time of receipt of the bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

    Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. Under proposed regulations, compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. The currently applicable requirements are that the option or SAR be granted by a committee of at least two disinterested directors and that the exercise price of the option or the SAR be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes compensation received on exercise of options and SARs granted under the Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

        Amendments to Plan

    The Plan Committee may from time to time amend the Plan as the Plan Committee deems appropriate. However, the Plan Committee may not (i) increase the maximum number of shares of common stock issuable under the Plan; (ii) extend the period during which any award may be granted or exercised; or (iii) extend the term of the Plan without first obtaining shareholder approval.

    No awards of any type have been made under the Plan as of the date of this Proxy Statement.

                         1996 DIRECTORS STOCK OPTION PLAN

    The Company's Directors Stock Option Plan (the "Director Plan") provides for the award of NSOs and accompanying Alternate Stock Appreciation Rights to directors of the Company to attract, reward, and retain the best available personnel to serve as directors and to provide added incentive to such persons by increasing their ownership interest in the Company.
The principal provisions of the Director Plan are summarized below.

        Administration.

    The Director Plan is administered by a committee of at least two directors of the Company (the "Committee"). Subject to the requirements of the Director Plan, the Committee has the authority to, among other things, interpret the Director Plan and prescribe, amend, and rescind rules and regulations relating thereto, and make all determinations deemed necessary or advisable to administer the Director Plan. The Committee presently is comprised of Alan C. Ashton, Joseph Verner Reed, and Stephen
M. Studdert. The Director Plan is intended to comply with and will be administered in accordance with Rule 16b-3 adopted under the Exchange Act. The qualification of the Director Plan under Rule 16b-3 is subject to approval by the shareholders of the Company at the Annual Meeting.

        Eligibility.

    Options may be awarded under the Director Plan only to Directors of the Company.

        Shares Available.

    The total number of shares of common stock that may be issued pursuant to options under the Director Plan may not exceed 5,400,000 shares. If any option awarded under the Director Plan is forfeited or not exercised, the shares that would have been issued upon the exercise of such option will again be available for purposes of the Director Plan.

        Term.

    Unless earlier suspended or terminated by the Board, the Director Plan will continue in effect until the earlier of: (i) ten years from the date on which it is adopted by the Board, and (ii) the date on which all shares available for issuance under the Director Plan have been issued.

        Grant of Options.

    Under the Directors Plan, the Company's incumbent directors and, to the extent shares remain available for issuance under the Directors Plan, future directors, shall receive options to purchase 200,000 shares of the Company's common stock for each calendar year or portion thereof exceeding six months during which such person served as a director of the Company commencing with the 1994 calendar year. Thus, incumbent directors who served as directors for at least six months during the calendar years 1994 and 1995 shall receive options to purchase 200,000 shares for each or both of those years during which the requisite amount of service was provided, which options shall vest immediately upon grant and shall be exercisable at any time after six months from the grant date. Incumbent directors also shall receive a grant of options to purchase 200,000 shares during each of the calendar years 1996 and 1997 (a total of 400,000 shares per current director), which options shall vest on January 1 following the year in which the service was rendered. Persons who become directors after the Effective Date of the Director Plan shall receive options to purchase 200,000 shares of common stock for calendar years or portions thereof exceeding six months during which such persons serve as directors. Such options shall vest on the first business day following the conclusion of any calendar year during which such person shall have served as a director for a period of at least six months. A director may decline the award at his or her sole discretion. The exercise price of options granted under the Director Plan shall be 100% of the closing market price on the grant date. To date, options to purchase 4,400,000 shares of the Company's common stock at an exercise price of $4.0625 have been granted to the incumbent directors, based on the formula described above.

        Forfeiture.

    If an optionee ceases to be a director for any reason other than resignation, removal for cause or death, any options exercisable by such optionee at the time of termination of service as a director shall continue to be exercisable until the earlier of the expiration date of such options and the date three years after the termination date. If an optionee resigns or is removed for cause, any options exercisable by such person at the time of termination of service as a director shall continue to be exercisable until the earlier of the expiration date of such options
and the date six months following the termination date.   If an optionee
dies while serving as a director, any options owned by such person, whether or not then exercisable, shall be exercisable by the legal representative of such optionee until the earlier of the expiration date of such options and the date three years after the death of the optionee. In the event of a merger, consolidation or plan of exchange to which the Company is a party and in which the Company is not the survivor, or a sale of all or substantially all of the Company's assets, any unvested options will vest automatically upon the closing of such transaction.

        SARs

    The Director Plan provides that concurrently with any award of NSOs under the Director Plan, the Committee shall award Alternate SARs in corresponding amounts. The Alternate SARs awardable under the Director Plan are essentially identical in nature to the Alternate SARs awardable under the Plan.

        Restrictions

    No director may transfer any NSO or Alternate SAR awarded under the Director Plan except by will or the laws of succession.

        Amendment of Director Plan

    The Committee may from time to time amend the Director Plan as the Committee deems appropriate. However, the Committee may not (i) increase the maximum number of shares of common stock issuable under the Plan; (ii) extend the period during which any award may be granted or exercised; or
(iii) extend the term of the Plan without first obtaining shareholder
approval.   The Company's Board of Directors also shall have the power to amend the Director Plan to the extent necessary to bring the Director Plan into compliance with the requirements of Section 16(b) under the Exchange Act and the regulations under that section.


    Subject to the Director Plan, the following options have been awarded:



                                         NEW PLAN BENEFITS

                                       1996 Long-Term Stock                    1996 Directors'
                                   Investment and Incentive Plan              Stock Option Plan
                                ----------------------------------   ---------------------------------
        NAME AND POSITION        DOLLAR VALUE ($)   NO. OF UNITS      DOLLAR VALUE ($)   NO. OF UNITS
- ------------------------------------------------------------------------------------------------------
Stephen M. Studdert                    --                 --              $ 0 (1)           800,000
Chairman of the Board                                                                       Shares
Chief Executive Officer

Current Executive Officers             --                 --              $ 0 (1)         2,400,000
As A Group                                                                                  Shares

Current Directors Who Are Not          --                 --              $ 0 (1)         2,000,000
Executive Officers As A Group                                                               Shares

All Employees Who Are Not              --                 --                --                --
Executive Officers As A Group


    (1) Effective as of the adoption date of the Director Plan, April 30, 1996, the Company's incumbent directors received awards of options to purchase shares of the Company's common stock in the amounts indicated above, although options with respect to only 2,000,000 shares are presently vested and will be exercisable at any time six months after the Director Plan adoption date. Because the exercise price of such options is 100% of the closing market price on the grant date, the options have no dollar value as of the grant date. However, in the event the options are exercised when the market price of the Company's common stock exceeds the option exercise price, the difference between those prices will result in a gain to the exercising option holder corresponding to the amount of such difference.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
                          COMPENSATION PLANS

                      -----------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding common stock on July 1, 1996 by (i) beneficial owners of more than 5% of the outstanding shares of common stock, (ii) each director and the named executive officer, and
(iii) all directors and executive officers as a group. As of July 1, 1996, there were 37,399,896 shares of the Company's voting common stock issued, outstanding and entitled to vote at the Annual Meeting. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed.


                                                 Number of Shares
                                                  of Common Stock
Name and Address of 5% Beneficial Owners,       Beneficially Owned
   Executive Officers and Directors              at June 1, 1996               Percent of Class(1)
- -----------------------------------------------------------------------------------------------------

Thomas A. Murdock                                    21,498,928 (2)                57.5%
President, COO and Director
60 East South Temple Street, Suite 1225
Salt Lake City, Utah  84111

Beesmark Investments, L.C.                            7,562,500 (3)                20.1%
1361 South 740 East
Orem, Utah  84058

Alan C. Ashton,  Ph.D                                 7,562,500 (3)(4)             20.1%
Director
1361 South 740 East
Orem, Utah  84058

Karen Ashton                                          7,562,500 (3)(4)             20.1%
1361 South 740 East
Orem, Utah  84058

Roger D. Dudley                                       7,168,196 (5)                19.2%
Executive Vice President,
Chief Financial Officer and Director
60 East South Temple Street, Suite 1225
Salt Lake City, Utah  84111

Stephen M. Studdert                                   7,167,896 (6)                19.2%
Chairman of the Board and CEO
60 East South Temple Street, Suite 1225
Salt Lake City, Utah  84111

Studdert Companies Corp.                              3,700,000 (7)                 9.9%
60 East South Temple Street, Suite 1225
Salt Lake City, Utah  84111

Joseph Verner Reed                                       20,000 (8)                  (9)
Director
Under Secretary General
United Nations
United Nations Headquarters, Room S-3045A
New York, New York 10017

James B. Hayes                                           20,000 (8)                  (9)
Director
One Education Way
Colorado Springs, Colorado  80906

Officers and Directors as a Group                    21,711,521                    57.8%
(7 Persons)

- ----------------------------------------

        (1) Percentages rounded to nearest 1/10th of one percent. Except as indicated in the footnotes below, each of the persons listed exercises sole voting and investment power over the shares of the Company's common stock listed for each such person in the table.

        (2) Includes 4,103 shares owned by Mr. Murdock's spouse and 930 shares owned jointly by Mr. Murdock's spouse and daughter. Excludes 2,500 shares owned by Mr. Murdock's adult son who shares his residence, beneficial ownership of which shares Mr. Murdock disclaims. Also includes 21,491,082 shares of common stock deposited in a voting trust (the "Voting Trust") as to which Mr. Murdock is the sole trustee. Persons who have deposited their shares of the Company's common stock into the Voting Trust have dividend and liquidation rights in proportion to the number of shares of the Company's common stock they have deposited in the Voting Trust, but have no voting rights with respect to such shares. All voting rights associated with the shares deposited into the Voting Trust are exercisable solely and exclusively by the Trustee of the Voting Trust. The Voting Trust expires, unless extended according to its terms, on the earlier of September 30, 1999 or any of the following events: (i) the Trustee terminates it; (ii) the participating shareholders unanimously terminate it; or (iii) the Company is dissolved or liquidated. Although as the sole trustee of the Voting Trust, Mr. Murdock exercises the voting rights of all of the shares deposited into the Voting Trust, and accordingly has listed all shares in the Table above, he disclaims beneficial ownership as to all of the shares deposited into the Voting Trust except 7,165,083 shares as to which he has sole or shared power to invest. Economic rights in connection with the common stock deposited into the Voting Trust are retained by the following persons in the following amounts:


                                  Number of Shares       Number of Shares
       Name                         Owned Directly        Owned Indirectly             Total
- ----------------------------     -------------------     ------------------       --------------
Thomas A. Murdock                   3,465,083               1,233,333 (A)            4,698,416
Stephen M. Studdert                 3,465,083               1,233,333 (A)            4,698,416
Roger D. Dudley                     3,465,083               1,233,333 (A)            4,698,416
Alan C. and Karen Ashton                  --                7,395,833 (B)            7,395,083
                                                                                  =================
    Total                                                                           21,491,082

                (A) Reflects pro-rata share of 3,700,000 shares owned by Studdert Companies Corp, of which Messrs. Studdert, Murdock and Dudley each are 1/3 shareholders.

                (B) Shares owned by Beesmark Investments, L.C., of which Dr. and Mrs. Ashton are co-managers and, as such, share investment power over shares owned by Beesmark.

        (3) Beesmark's 7,562,500 shares include 166,667 shares of common stock presently issuable upon the conversion of a $500,000 Series A Convertible Subordinated Debenture (the "Debenture") or, alternatively, upon the conversion of any Series A Convertible Preferred Stock into which the balance of the Debenture is convertible, assuming the issuance of such preferred stock is approved by the Company's shareholders. Excludes 4,166,667 shares of common stock issuable between July 1, 1996 and September 1, 1996 pursuant to an Investment Agreement by and between the Company and Beesmark dated as of October 23, 1995, provided that the Company timely achieves the specified developmental milestones. All shares beneficially owned by Beesmark are deposited into the Voting Trust.

        (4) Indirect beneficial ownership claimed only to the extent that Dr. and Mrs. Ashton are co-managers of Beesmark Investments, L.C., and, as such, share investment power with respect to shares beneficially owned by Beesmark. All shares are deposited into the Voting Trust.

        (5) Includes 3,465,083 shares deposited into the Voting Trust as to which Mr. Dudley retains investment power. Also includes 3,700,000 shares owned by Studdert Companies Corp. ("SCC") as to which Mr. Dudley shares investment power as a director and executive officer of SCC. All of the 3,700,000 shares owned by SCC are deposited into the Voting Trust. Also includes 300 shares owned by Mr. Dudley's minor children.

        (6) Includes 3,465,083 shares deposited into the Voting Trust as to which Mr. Studdert retains investment power. Also includes 3,700,000 shares owned by SCC as to which Mr. Studdert shares investment power as a director and officer of SCC. All of the 3,700,000 shares owned by SCC are deposited into the Voting Trust. Does not include 500 shares owned by Mr. Studdert's adult son, beneficial ownership of which shares Mr. Studdert disclaims on the basis that he has no voting or dispositive control over such shares.

        (7)     All shares deposited into the Voting Trust.

        (8) Includes 10,000 shares underlying purchase options that are presently exercisable at $0.50 per share.

        (9)     Less than two percent.

                         -----------------------------

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. Based solely on its review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 1995, the Company is aware of the untimely filing of one Section 16(a) report with respect to one transaction by the spouse of Thomas A. Murdock, which transaction resulted in a change to Mr. Murdock's beneficial ownership. That transaction, which should have been reported on a Form 4, was included on a Form 4 for the following month. Other than as disclosed immediately above, the Company believes that during its 1995 fiscal year all Section 16(a) filings required of its officers, directors and greater than ten-percent beneficial owners were timely made.

                         ------------------------------

                              EXECUTIVE COMPENSATION

        The Company paid no compensation in any form directly to any of its executive officers during any of the fiscal years ended December 31, 1995, 1994 or 1993. From June 1994 to June 1996, the Company was party to an Independent Consulting Agreement between it and a third party pursuant to which agreement the Company's executive officers received compensation from the third party in connection for services they rendered to the Company. The relationship and the nature of the material transactions between the Company and such third party are summarized below. See
"Certain Relationships and Related Transactions."

                         -----------------------------

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Studdert Companies Corp.

        Since the Company commenced its present business of developing computer voice recognition technology in June 1994, the Company has not paid or awarded any compensation in any form directly to the Company's executive officers. Rather, the Company entered into an Independent Consulting Agreement (the "Consulting Agreement") with Studdert Companies Corp., a Utah corporation engaged in providing investment and management services. The executive officers, directors and shareholders of SCC are Stephen M. Studdert, Thomas A. Murdock and Roger D. Dudley, each of whom are directors, executive officers and beneficially own more than ten percent of the Company's common stock.

        In 1993, SCC began to render management services to Phonic Technologies Inc., a Utah corporation and the Company's predecessor in interest with respect to the Company's business of developing computer voice recognition technologies ("PTI"). Those services included providing debt financing directly to PTI, procuring debt financing from third parties, and commencing a search for a joint venture partner or merger candidate at monthly charges ranging from $50,000 to $100,000. In June 1994, PTI merged with and into the Company, after which the Company entered into the Consulting Agreement with SCC dated as of June 22, 1994. Under the Consulting Agreement, SCC agreed that for a period of two years it would manage all aspects of the Company's day-to-day business, have authority to engage on behalf of the Company such employees, agents and professionals as it deemed appropriate, and be reimbursed for its reasonable costs and expenses incurred for and on behalf of the Company. In return for such services, the Company agreed to compensate SCC in the amount of $50,000 per month, which monthly amount was exclusive of fees for capital raising activities by SCC on the Company's behalf and actual expenses incurred by SCC.

        Pursuant to the Consulting Agreement, the Company paid to SCC $209,300 during the fiscal year ended December 31, 1994. At December 31, 1994, the Company owed SCC $1,164,200 for accrued management fees and $66,805 for expenses incurred. Between January and July 1995, SCC continued to invoice the Company for services rendered under the Consulting Agreement. The Company's Board of Directors approved the issuance of the SCC Warrants at a meeting held on November 16, 1994. The authorized purchase price of the SCC Warrants was $.033 per share, and the authorized exercise price for each share of common stock underlying the SCC Warrants was $.35. The Board of Directors' resolution authorizing the issuance of the SCC Warrants specified that the purchase price for the SCC Warrants and the exercise price for shares of common stock underlying the SCC Warrants could be satisfied by cancelling invoices for services previously rendered to the Company under the Consulting Agreement or by cash payment. The November 16, 1994 Board meeting was attended by a quorum of the Board, but only one director who was not also a principal of SCC was present. Subsequently, on April 11, 1995, pursuant to the unanimous consent of all disinterested directors in lieu of a special Board meeting, all of the Company's disinterested directors ratified the adoption of the resolution authorizing the Company to offer the SCC Warrants. In July 1995, SCC purchased warrants to purchase 3,700,000 shares of the Company's common stock (the "SCC Warrants"). On July 31, 1995, the Company issued and SCC purchased the SCC Warrants. The purchase price of the SCC Warrants was $.033 per share of common stock underlying the SCC Warrants, or an aggregate of $122,100. On August 11, 1995, SCC exercised the SCC Warrants. Both the $122,100 purchase price and the $1,295,000 aggregate exercise price for the SCC Warrants was satisfied by the cancellation of certain amounts invoiced to the Company by SCC pursuant to the Consulting Agreement during the fiscal year ended December 31, 1994 and the period between January 1, 1995 and August 11, 1995. Such cancellation was accomplished on a dollar-for-dollar basis.

        Until October 1995, SCC continued to invoice the Company for its $50,000 monthly management fee under the Consulting Agreement, portions of which amounts continued to accrue. On October 23, 1995, the Company entered into an investment agreement with Beesmark Investments, L.C. (the "Investment Agreement"). In connection with the Company's execution of the Investment Agreement, SCC and the Company collaterally agreed that any then accrued but unpaid balance due to SCC for management services rendered under the Consulting Agreement would be placed on "conditional status" and deferred until the Company successfully completed certain developmental milestones set forth in the Investment Agreement, at which time such amounts would be due and payable in full. With respect to management services to be rendered by SCC after the closing of the Investment Agreement, SCC agreed that the Company would pay only $30,000 of the monthly invoiced $50,000, the balance to be placed on conditional status. Thus, of the total $600,000 invoiced to the Company by SCC during the fiscal year ended December 31, 1995, the Company paid SCC $90,000 in cash; $257,000 of accrued but unpaid amounts were placed on conditional status under the Investment Agreement; and $253,000 was cancelled in partial payment of the exercise price of the SCC Warrants. In addition to the amounts invoiced by SCC for management fees, during the 1995 fiscal year, the Company also reimbursed SCC for actual expenses incurred in the amount of $337,405. Thus, at December 31, 1995, the Company owed SCC $257,000 in management fees, all of which is on conditional status under the terms of the Investment Agreement and will be payable to SCC only in the event that the Company achieves the developmental milestones set forth in the Investment Agreement. At December 31, 1995, the Company also owed SCC $3,825 for expenses incurred.

        As of December 31, 1994, the Company had neither paid to nor been invoiced by SCC for capital raising activities. During the fiscal year ended December 31, 1995, SCC charged a total of $70,915 in capital raising fees to the Company. Of that amount, $49,576 was written off by SCC in connection with the Investment Agreement, and $21,339 was paid to SCC.

        Between January 1, 1996 and April 30, 1996, SCC invoiced the Company for services under the Consulting Agreement in the amount of $200,000. Of that amount, $80,000 was placed on conditional status pursuant to the Investment Agreement and $120,000 was paid to SCC. During that period, the Company reimbursed SCC approximately $151,000 for expenses incurred;
no amounts were invoiced or paid for capital raising activities.

        On April 30, 1996, the Company's Board of Directors authorized the Company to enter into an agreement with SCC modifying the Consulting Agreement effective May 1, 1996. Under the Consulting Agreement, as modified, SCC no longer invoices the Company for management services, but will continue to invoice the Company for reimbursement of actual expenses incurred on the Company's behalf such as rent, equipment and certain personnel services. SCC and the Company agreed that any amounts invoiced under the Consulting Agreement but placed on conditional status pursuant to the Investment Agreement would remain outstanding obligations of the Company payable only if the Company achieves the milestones specified in the Investment Agreement. The Company further agreed to pay any then accrued but unpaid amounts invoiced under the Consulting Agreement, including amounts owed and carried over from the year ended December 31, 1995, which amounts total $5,862, as well as outstanding amounts for expenses incurred. In connection with the modification of the Consulting Agreement, the Company's Board of Directors approved base salaries for each of the Company's executive officers, effective as of June 1, 1996, as follows: Stephen M. Studdert, Chief Executive Officer -- $180,000; Thomas
A. Murdock, President and Chief Operating Officer -- $180,000; and Roger
D. Dudley, Executive Vice President and Chief Financial Officer --
$180,000.

        Cancellation of Debt By SCC and Thomas A. Murdock

        In connection with the Investment Agreement, SCC and the Company entered into a collateral agreement whereby SCC agreed that it would cancel principal debt of $135,368 and accrued interest of $19,298 owed by the Company to SCC in connection with a promissory note executed by PTI and assumed by the Company at the time of the merger of PTI with and into a subsidiary of the Company. In another collateral agreement, the Company and Thomas A. Murdock, a director and executive officer of the Company, agreed that the Company would cancel principal debt of $286,493 and accrued interest of $65,715 due to Mr. Murdock under a promissory note initially made by PTI and assumed by the Company at the time of the merger of PTI with and into a subsidiary of the Company.

        Alan C. Ashton and Beesmark Investments, L.C.

        On October 23, 1995, the Company entered into the Investment Agreement with Beesmark Investments, L.C., a Utah limited liability company ("Beesmark"), and Alan C. Ashton. Mr. Ashton is presently a director of the Company, although he did not occupy such position when the Investment Agreement was negotiated and executed. Mr. Ashton also is a co-manager of and has an indirect pecuniary interest in Beesmark's assets. Pursuant to the Investment Agreement, Beesmark agreed to provide a total of $6,050,000 of funding to the Company over a period of approximately 11 months, provided that during that time the Company is able to timely meet specified developmental milestones. In return for the funding provided to Beesmark, the Company agreed to issue 11,562,500 shares of common stock at a price of $.48 per share and a $500,000 Series A Convertible Subordinated Debenture that is convertible into either 166,667 shares of Series A Convertible Preferred Stock or 166,667 shares of the Company's common stock.

        Roger D. Dudley

        Roger D. Dudley is an executive officer of C.I. International Ltd. ("Manager"), which is the manager of Capital International Ltd. ("Fund"), a foreign investment fund. During 1994, while Mr. Dudley was serving as an officer of both the Company and Manager, Fund purchased 200,000 shares of the Company's stock. Mr. Dudley has no ownership interest in and exercises no control over Fund and has no ownership interest in Manager.

                         ----------------------------

           PROPOSAL 3 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors of the Company has selected Pritchett, Siler & Hardy, P.C., as the independent public accountants for the Company for the fiscal year ending December 31, 1996. Pritchett, Siler & Hardy, P.C., served as the Company's independent public accountants for the fiscal year ended December 31, 1995.

        Pritchett, Siler & Hardy has been the Company's public accountants since February 9, 1995, when the Company engaged the firm under its former name of Peterson, Siler & Stevenson to provide outside accounting and auditing services for the Company relating to the 1994 audit. There were no disagreements between the Company and its previous accounting firm. Peterson, Siler & Stevenson subsequently changed its name to Pritchett, Siler & Hardy, P.C.

        At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Pritchett, Siler & Hardy as the Company's independent accountants.

   THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF AUDITORS

        Representatives of Pritchett, Siler & Hardy, P.C., are expected to attend the 1996 Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

                                 OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the 1996 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

        The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

                                ANNUAL REPORT

        Copies of the Company's Annual Report on Form 10-KSB (including financial statements and financial statement schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to the Company - Attention: Roger D. Dudley, Executive Vice President, 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah 84111. A request for a copy of the Company's Annual Report on Form 10-KSB must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on July 1, 1996. Exhibits to the Form 10-KSB, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

        A Copy of the Company's 1996 Annual Report to Shareholders is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.

                            SHAREHOLDER PROPOSALS

        Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 1997 Annual Meeting of Shareholders must be received by the Company by December 31, 1996. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail - return receipt requested. The Board of Directors will review any proposal which is received by December 31, 1996, and determine whether it is a proper proposal to present to the 1997 Annual Meeting.

        The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United
States.  A prompt return of your Proxy will be appreciated.

                                  By Order of the Board of Directors


                                  Roger D. Dudley, Secretary

Salt Lake City, Utah
July 8, 1996

                                     PROXY
                               FONIX CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas A. Murdock and Roger D. Dudley and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on July 1, 1996 at the Annual Meeting of Shareholders to be held at the Red Lion Hotel, 255 South West Temple Street, Salt Lake City, Utah, on Monday, July 22, 1996, at 10:00 a.m., local time, or at any adjournment thereof.

1.      Election of Directors.

        FOR           WITHHOLD AS TO ALL        FOR ALL EXCEPT
        / /                  / /                     / /

        (INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

        Stephen M. Studdert      Joseph Verner Reed     Thomas A. Murdock

        Alan C. Ashton, Ph.D     James B. Hayes         Roger D. Dudley

2. To approve the Company's 1996 Long-Term Stock Investment and Incentive Plan and the Company's 1996 Directors' Stock Option Plan.

        FOR                AGAINST                 ABSTAIN
        / /                  / /                    / /

3. To approve and ratify the selection of Pritchett, Siler & Hardy, P.C. as the Company's independent accountants.

        FOR                AGAINST                 ABSTAIN
        / /                  / /                     / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                              DATE:_____________________________________

                              __________________________________________
                              Signature

                              __________________________________________
                              Signature of joint holder, if any

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

                                   APPENDIX

     Pursuant to Instruction 3 to Item 10 of Schedule 14A, the Company has appended to this Proxy Statement electronic copies of the Plan and the Directors Plan. Copies of the plans are not being distributed to shareholders.

                               fonix corporation

                            a Delaware corporation

                Long-Term Stock Investment and Incentive Plan

                              ARTICLE I GENERAL

1.01.  Purpose.

The purposes of this Long-Term Stock Investment and Incentive Plan (the "Plan") are to: (1) closely associate the interests of the management of fonix corporation, a Delaware corporation, and its Parent and Subsidiary Corporations and Affiliates (collectively referred to as the "Company") with the shareholders of the Company by reinforcing the relationship between participants' rewards and shareholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management to remain in continuing employment with the Company and to put forth maximum efforts for the success of its business.

1.02.  Administration.

     (a) Pursuant to Delaware General Corporation Law Section 157 and Utah Code Annotated Section 16-10a-624, the Board of Directors of fonix corporation, (the "Board") shall appoint a Committee consisting of two or more disinterested directors to administer the Plan (the "Committee"), as constituted from time to time. Any Committee member shall also be a member of the Board. During the one year prior to commencement of service on the Committee, the Committee members will not have participated in, and while serving and for one year after serving on the Committee, such members shall not be eligible for selection as persons to whom stock may be allocated or to whom Options or Stock Appreciation Rights may be granted under the Plan or any other discretionary plan of the Company under which participants are entitled to acquire stock, Options or Stock Appreciation Rights of the Company.

     Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee; provided, however, that at no time shall any person administer the Plan who is not otherwise "disinterested" as that term is defined in Rule 16 b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). Members of the Board who are either presently eligible or who have been eligible at any time within the preceding year for Options or Stock Appreciation Rights, may not vote on any matters affecting the administration of the Plan or the grant of any Options or Stock Appreciation Rights pursuant to the Plan.

     (b) The Committee shall have the authority without limitation, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, and from time to time, to:

           (i) administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan;

           (ii) designate the employees or classes of employees eligible to participate in the Plan from among those described in Section 1.03 below;

           (iii) grant awards provided in the Plan in such form, amount and under such terms as the Committee shall determine;

           (iv) determine the purchase price of shares of Common Stock covered by each Option (the "Option Price");

           (v) determine the Fair Market Value of Common Stock for purposes of Options or of determining the appreciation of Common Stock with respect to Stock Appreciation Rights;

           (vi) determine the time or times at which Options and/or Stock Appreciation Rights shall be granted;

           (vii) determine the terms and provisions of the various Option or Stock Appreciation Rights Agreements (none of which need be identical or uniform) evidencing Options or Stock Appreciation Rights granted under the Plan and to impose such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate; and

           (viii) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any delegate may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

     (c) All decisions, determinations and interpretations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, binding and conclusive on all Optionees and the Company.

     (d) One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

     (e) No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, Stock Appreciation Right, the Plan, or any award thereunder.

1.03. Eligibility for Participation

Participants in the Plan shall be selected by the Committee, and awards under the Plan, as described in Section 1.04 below, may be granted to officers and key employees of the Company and to other key individuals such as consultants and non-employee agents to the Company whom the Committee believes have made or will make an essential contribution to the Company; provided, however, that Incentive Stock Options may only be granted to executive officers and other key employees of the Company who occupy responsible managerial or professional positions, who have the capability of making a substantial contribution to the success of the Company, and who agree, in writing, to remain in the employ of, and to render services to, the Company for a period of at least one (1) year from the date of the grant of the award. The Committee has the authority to select particular employees within the eligible group to receive awards under the Plan. In making this selection and in determining the persons to whom awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. A person to whom an award has been granted is sometimes referred to herein as an "Optionee." In no event shall participants include Directors or any person described in this Section who also serves as a Director or is otherwise an interested person involved in the administration of the Plan. Such Directors are participants in a separate nondiscretionary plan of the Company. An Optionee shall be eligible to receive more than one Option and/or Stock Appreciation Rights during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

1.04.  Types of Awards Under Plan.

     Awards under the Plan may be in the form of any one or more of the following:

     (i) "Stock Options" which are nonqualified stock options, the tax consequences of which are governed by the provisions of
     Section 83 of the Internal Revenue Code (the "Code"), as described in Article II;

     (ii) "Incentive Stock Options" which are statutory stock options, the tax consequences of which are governed by Section 422 of the Code, as described in Article III;

     (iii) "Reload Options" which are also nonqualified stock options, the tax consequences of which are governed by Section 83 of the Code, as described in Article IV;

     (iv) "Alternate Rights" which are Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in Article V; and/or

     (v) "Limited Rights" which are also Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in Article VI.

     (vi) "Stock Bonuses" which are compensation, the tax consequences of which are governed by Section 83 of the Code, as described in Article VII.

     (vii) "Cash Bonuses" which are compensation, the tax consequences of which are governed by Section 61 of the Code, as described in Article VIII.

1.05.  Aggregate Limitation on Awards.

     (a) Except as may be adjusted pursuant to Section 9.12(i) below, shares of stock which may be issued as Stock Bonuses or upon exercise of Options or Alternate Rights under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance as Stock Bonuses or upon exercise of Options or Alternate Rights to be granted from time to time under the Plan, and the maximum number of shares of Common Stock which may be issued under the Plan, shall not exceed in the aggregate 900,000 shares of Common Stock. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Stock Bonuses, Options and Stock Appreciation Rights granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act.

     (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

     (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of an Option;

     (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Rights shall be counted; and

     (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an Option.

     (iv) all shares issued (including the shares, if any, withheld for tax withholding requirements as Stock Bonuses shall be counted.

     (c) In addition to shares of Common Stock actually issued pursuant to Stock Bonuses or the exercise of Options or Alternate Rights, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which Limited Rights shall have been exercised.

     (d) Shares tendered by a participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Any shares of Common Stock subject to an Option or Stock Appreciation Right granted without a related Option, which for any reason is cancelled, terminated, unexercised or expires in whole or in part shall again be available for issuance under the Plan, but shares subject to an Option or Alternate Right which are not issued as a result of the exercise of Limited Rights shall not again be available for issuance under the Plan.

1.06.  Effective Date and Term of Plan.

     (a) The Plan shall become effective as of the 30th day of April, 1996, the date the Plan is adopted by a majority of the Board (the "Effective Date"), but for purposes of qualifying awards under the Plan under Section 16(b) of the Securities Exchange Act of 1934, as amended, and rules promulgated thereunder, shall be subject to approval by the holders of a majority of the issued and outstanding shares of fonix corporation Common Stock present in person or by proxy and entitled to vote at the earlier of either a Special Meeting of Shareholders called for that purpose or the 1996 Annual Meeting of Shareholders of fonix corporation, which meeting shall in any event, be held not more than twelve (12) months after adoption of the Effective Date.

     (b) No awards shall be granted under the Plan after or on the 30th day of April, 2006, which date is ten (10) years after the Effective Date (the "Plan Termination Date"). Provided, however, that the Plan and all awards made under the Plan prior to such Plan Termination Date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                           ARTICLE II STOCK OPTIONS

2.01.  Award of Stock Options.

The Committee may from time to time, and subject to the provisions of the Plan, and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Stock Options"). The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

2.02.  Stock Option Agreements.

The grant of a Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

2.03  Stock Option Price.

The Option Price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

2.04.  Term and Exercise.

Each Stock Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of its grant and, unless a shorter period is provided by the Committee or by another Section of this Plan, ending not later than ten years after the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term.

2.05  Manner of Payment.

Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or with Common Stock previously owned by Optionee.

2.06  Death of Optionee.

     (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and one year after the Optionee's death.

     (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

2.07  Retirement or Disability.

Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within 36 months from the date of termination, exercise any Stock Options to the extent such options are exercisable during such 36-month period.

2.08  Termination for Other Reasons.

Except as provided in Sections 2.06, 2.07 or 9.13(f), or except as otherwise determined by the Committee, all Stock Options shall terminate three months after the termination of the Optionee's employment.

2.9  Effect of Exercise.

The exercise of any Stock Option shall cancel that number of related Alternate Rights and/or Limited Rights, if any, which is equal to the number of shares of Common Stock purchased pursuant to said Stock Option.

                      ARTICLE III INCENTIVE STOCK OPTIONS

3.01  Award of Incentive Stock Options.

The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options" which are intended to qualify as such under the provisions of Section 422 of the Code, to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Incentive Stock Options"). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

3.02  Incentive Stock Option Agreements.

The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

3.03  Incentive Stock Option Price.

Except as provided in Section 3.10 below, the Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted.

3.04  Term and Exercise.

Except as provided in Section 3.10 below, each Incentive Stock Option shall be fully exercisable at any time within the period beginning not earlier than six months after the date of its grant and, unless a shorter period is provided by the Committee or another Section of this Plan, ending not later than ten years after the date of grant thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

3.05  Maximum Amount of Incentive Stock Option Grant.

The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Common Stock subject to an Incentive Stock Option granted to any Optionee by the Committee in any calendar year shall not exceed $100,000. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year, which Multiple Incentive Stock Options may in the aggregate exceed such $100,000 Fair Market Value limitation, so long as each such Incentive Stock Option within the Multiple Incentive Stock Option award does not exceed such $100,000 Fair Market Value limitation and so long as no two such Incentive Stock Options may be exercised by the Optionee in the same calendar year.

3.06  Death of Optionee.

     (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and one year after the Optionee's death.

     (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

3.07  Retirement or Disability.

Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within 36 months from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code, upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

3.08  Termination for Other Reasons.

Except as provided in Sections 3.06, 3.07 or 9.13(f), or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate three months after the date of termination of the Optionee's employment.

3.09  Applicability of Stock Options Sections and Other Restrictions.

Sections 2.05, Manner of Payment; 2.06, Restrictions on Certain Shares; and 2.10, Effect of Exercise, applicable to Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as though fully set forth herein. In addition, the Optionee shall be prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of granting the Incentive Stock Option or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee's exercise of such Incentive Stock Options.

3.10  Employee/Ten Percent Shareholders.

In the event the Committee determines to grant an Incentive Stock Option to an employee who is also a Ten Percent Stockholder, as defined in 9.07(i) below, (i) the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed 5 years from the date of grant of such Incentive Stock Option. Fair Market Value shall be as defined in 9.07(c) below.

                            ARTICLE IV RELOAD OPTIONS

4.01.  Authorization of Reload Options.

Concurrently with the award of Stock Options and/or the award of Incentive Stock Options to any participant in the Plan, the Committee may, subject to the provisions of the Plan, particularly the provisions of Section 9.12 below, and such other terms and conditions as the Committee may prescribe, authorize reload options to purchase for cash or for Company shares a number of shares of Common Stock allotted by the Committee ("Reload Options"). The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options or other Reload Options through the use of shares of Common Stock held by the Optionee for at least 12 months. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under
Section 422 of the Code.

4.02.  Reload Option Amendment.

Each Stock Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options and/or Incentive Stock Options. Upon the exercise of an underlying Stock Option, Incentive Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement or Incentive Stock Option Agreement.

4.03.  Reload Option Price.

The Option Price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

4.04.  Term and Exercise.

Each Reload Option is fully exercisable not earlier than six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining Option Term of the underlying Stock Option and/or Incentive Stock Option.

4.05.  Termination of Employment.

No additional Reload Options shall be granted to Optionees when Stock Options, Incentive Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

4.06.  Applicability of Stock Options Sections.

Sections 2.05, Manner of Payment; 2.06, Restrictions on Certain Shares; 2.07, Death of Optionee; 2.08, Retirement or Disability; 2.09, Termination for Other Reasons; and 2.10, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Said Sections are incorporated by reference in this Article IV as though fully set forth herein.


                  ARTICLE V ALTERNATE STOCK APPRECIATION RIGHTS

5.01.  Award of Alternate Rights.

Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock, a related alternate stock appreciation right, permitting the Optionee to be paid the appreciation on the Option in Common Stock in lieu of exercising the Option ("Alternate Right").

5.02.  Alternate Rights Agreement.

Alternate Rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

5.03.  Term and Exercise.

An Optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment in Common Stock the number of shares determined pursuant to Sections 5.04 and 5.05. Alternate Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

5.04.  Amount of Payment.

The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Fair Market Value of a share of Common Stock on the date the Option related to said Alternate Right was granted or became effective, as the case may be.

5.05.  Form of Payment.

Upon exercise of Alternate Rights, the Company shall pay Optionee the amount of payment determined pursuant to Section 5.04 in Common Stock.
The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 5.04 by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified in Section 2.06.

5.06.  Effect of Exercise.

The exercise of any Alternate Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options and Limited Rights, if any, related to said Alternate Rights.

5.07.  Retirement or Disability.

Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such three year period.

5.08.  Death of Optionee or Termination for Other Reasons.

Except as provided in Section 5.07 or 9.13(f), or except as otherwise determined by the Committee, all Alternate Rights shall terminate three months after the date of termination of the Optionee's employment or one year after the death of the Optionee.

                          ARTICLE VI LIMITED RIGHTS

6.01.  Award of Limited Rights.

Concurrently with or subsequent to the award of an Option or Alternate Right, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock underlying such Option or Alternate Right, a related limited right permitting the Optionee, during a specified limited time period, to be paid the appreciation on the Option in cash in lieu of exercising the Option ("Limited Right").

6.02.  Limited Rights Agreement.

Limited Rights granted under the Plan shall be evidenced by written agreements in such form as the Committee may from time to time determine.

6.03.  Term and Exercise.

An Optionee who has been granted Limited Rights may, from time to time, in lieu of the exercise of an equal number of Options and Alternate Rights related thereto, elect to exercise one or more Limited Rights and thereby become entitled to receive from the Company payment in cash the amount determined pursuant to Sections 6.04 and 6.05. Limited Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options or Alternate Rights related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Limited Rights.

Notwithstanding anything above to the contrary, Limited Rights are exercisable in full for a period of seven months following the date of a Change in Control of the Company, (the "Exercise Period"); provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of the six-month period following the date of grant.

As used in the Plan, a "Change of Control" shall be deemed to have occurred if (a) individuals who are currently directors of fonix corporation immediately prior to a Control Transaction shall cease, within one year of such Control Transaction, to constitute a majority of the Board (or of the Board of Directors of any successor to fonix corporation or to all or substantially all of its assets), or any entity, person or Group other than fonix corporation or a Subsidiary Corporation of fonix corporation acquires shares of fonix corporation in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially fifty-one percent (51%) or more of the outstanding shares of fonix corporation

As used herein, "Control Transaction" shall be (i) any tender offer for or acquisition of capital stock of fonix corporation, (ii) any merger, consolidation, reorganization or sale of all or substantially all of the assets of fonix corporation which has been approved by the shareholders,
(iii) any contested election of directors of fonix corporation or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

6.04.  Amount of Payment.

The amount of payment to which an Optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the Fair Market Value per share of Common Stock covered by the related Option or Alternative Right on the date the Option or Alternate Right was granted and the Fair Market Value per share of such Common Stock on the exercise date.

6.05.  Form of Payment.

Payment of the amount to which an Optionee is entitled upon the exercise of Limited Rights, as determined pursuant to Section 6.04, shall be paid by the Company solely in cash.

6.06.  Effect of Exercise.

If Limited Rights are exercised, the Options and Alternate Rights, if any, related to such Limited Rights cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the Options and Alternate Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related Options and Alternate Rights were exercised or terminated.

6.07.  Retirement or Disability.

Upon termination of the Optionee's employment (including employment as a director of this Company after an Optionee terminates employment as an officer or key employee of this Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such three year period.

6.08.  Death of Optionee or Termination for Other Reasons.

Except as provided in Sections 6.07, 6.09 or 9.13(f), or except as otherwise determined by the Committee, all Limited Rights granted under the Plan shall terminate three months after the date of termination of the Optionee's employment or one year after the death of the Optionee.

6.09.  Termination Related to a Change in Control.

The requirement that an Optionee be terminated by reason of retirement or permanent disability or be employed by the Company at the time of exercise pursuant to Sections 6.07 and 6.08 respectively, is waived during the Exercise Period as to any Optionee who (i) was employed by the Company at the time of the Change in Control and (ii) is subsequently terminated by the Company other than for cause, or who voluntarily terminates if such termination was the result of a good faith determination by the Optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control. As used in this Plan, "for cause" shall mean willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony, or excessive absenteeism unrelated to illness.

                           ARTICLE VII STOCK BONUSES

7.01   Terms, Conditions and Restrictions.

The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more Stock Bonuses as compensation the number of shares of Common Stock allotted by the Committee ("Stock Bonuses"). Stock awarded as a Stock Bonus shall be subject to the terms, conditions and restrictions determined by the Committee at the time of the award. The Committee may require the recipient to sign an agreement as a condition of the award. The agreement may contain such terms, conditions, representations, and warranties as the Committee may require.


                           ARTICLE VIII CASH BONUSES

8.01   Grant.

The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more cash bonuses as compensation ("Cash Bonuses"). The Committee may grant Cash Bonuses under the Plan outright or in connection with (i) an Option or Stock Appreciation Right granted or previously granted or (ii) a Stock Bonus awarded, or previously awarded. Bonuses will be subject to rules, terms, and conditions as the Committee may prescribe.

8.02   Cash Bonuses in Connection with Options and Stock Appreciation
Rights.

Cash Bonuses granted in connection with Options will entitle an Optionee to a Cash Bonus when the related Option is exercised (or surrendered in connection with exercise of a Stock Appreciation Right related to the Option) in whole or in part. Cash Bonuses granted in connection with Stock Appreciation Rights will entitle the holder to a Cash Bonus when the Stock Appreciation Right is exercised. Upon exercise of an Option, the amount of the Cash Bonus shall be determined by multiplying the amount by which the total Fair Market Value of the shares to be acquired upon the exercise exceeds the total Option Price for the shares by the applicable bonus percentage. Upon exercise of a Stock Appreciation Right, the cash bonus shall be determined by multiplying the total Fair Market Value of the shares or cash received pursuant to the exercise of the Stock Appreciation Right by the applicable bonus percentage. The bonus percentage applicable to a Cash Bonus shall be determined from time to time by the Committee but shall in no event exceed thirty percent.

8.03   Cash Bonuses in Connection with Stock Bonuses.

Cash Bonuses granted in connection with Stock Bonuses will entitle the person awarded such Stock Bonuses to a Cash Bonus either at the time the Stock Bonus is awarded or at such time as restrictions, if any, to which the Stock Bonus is subject lapse. If a Stock Bonus awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the Cash Bonus granted in connection with such Stock Bonus shall terminate and may not be exercised. Whether any Cash Bonus is to be awarded and, if so, the amount and timing of such Cash Bonus shall be determined from time to time by the Committee.

                          ARTICLE IX MISCELLANEOUS

9.01.  General Restriction.

Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

9.02.  Non-Assignability.

No award under the Plan shall be assignable or transferable by the recipient thereof, except by Will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in the U.S. Internal Revenue Code. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

9.03.  Withholding Taxes.

Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall, to the extent permitted or required by law, have the right to require the grantee, as a condition of issuance of a Stock Bonus or exercise of its Options or Stock Appreciation Rights, to remit to the Company no later than the date of issuance or exercise, or make arrangements satisfactory to the Committee regarding payment of, any amount sufficient to satisfy any Federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the participant fails to pay the amount required by the Committee, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any such taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

9.04.  Right to Terminate Employment.

Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or effect any right which the Company may have to terminate the employment of such participant.

9.05.  Non-Uniform Determinations.

The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

9.06.  Rights as a Shareholder.

The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

9.07 Fractional Shares. Fractional shares shall not be granted under any award under this Plan, unless the provision of the Plan which authorizes such award also specifies the terms under which fractional shares or interests may be granted.

9.08.  Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated in the following definitions:

     (a) "AFFILIATE" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with fonix corporation.

     (b) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than one year.

     (c) "FAIR MARKET VALUE" per share in respect of any share of Common Stock as of any particular date shall mean (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value. In the case of Incentive Stock Options, the Fair Market Value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the Common Stock. In the case of other type of Options, the Fair Market Value of the Common Stock shall be so discounted.

     (d)   "OPTION" means Stock Option, Incentive Stock Option or Reload
           Option.

     (e) "OPTION PRICE" means the purchase price per share of Common Stock deliverable upon the exercise of an Option.

     (f) "PARENT CORPORATION" shall mean any corporation (other than fonix corporation) in an unbroken chain of corporations ending with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the Optionee's employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (g)   "STOCK APPRECIATION RIGHT" shall mean Alternate Right or
           Limited Right.

     (h) "SUBSIDIARY CORPORATION" shall mean any corporation (other than fonix corporation) in an unbroken chain of corporations beginning with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (i) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, is an employee of the Company who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

9.09.  Leaves of Absence and Performance Targets.

The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate and to impose them upon an Optionee as a condition of continued employment.

9.10.  Newly Eligible Employees.

The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

9.11.  Adjustments.

In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, the amount of Restricted Stock Units theretofore awarded under the Plan, the performance targets referred to in
Section 9.08 and any and all other matters deemed appropriate by the Committee.

9.12.  Amendment of the Plan.

     (a) The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements.

     (b) The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 9.10), (ii) extend the period during which any award may be granted or exercised, or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his other rights under an award previously granted to him or her.

9.13.  General Terms and Conditions of Options.

Each Option shall be evidenced by a written Option Agreement between the Company and the Optionee, which agreement, unless otherwise stated in Articles II, III or IV of the Plan, shall comply with and be subject to the following terms and conditions:

           (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

           (b) Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option in the form of either a Stock Option or a Reload Option.

           (c) Option Price. Each Option Agreement shall state the Option Price which, in the case of Incentive Stock Options (except to the extent provided in Article III above), shall be not less than 100% of the undiscounted Fair Market Value of the shares of Common Stock of the Company on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in 9.13(i) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. No Options shall be granted under the Plan more than 10 years after the date of adoption of the Plan by the Board, but the validity of Options previously granted may extend and be validly exercised beyond that date. Except as provided in Section 3.10 above, Options granted under the Plan shall be for a period determined by the Committee as provided in Section 9.13(e), below.

           (d) Medium and Time of Payment. The Option Price shall be paid in full at the time of exercise in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Company at the time of exercise as a compensatory cash payment, or (ii) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, if the Option Price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate evidencing such shares in accordance with applicable law.

           (e) Term and Exercise of Options. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances, as it, in its sole discretion, deems appropriate. The exercise period shall be determined by the Committee for all Options; provided, however that such exercise period shall not exceed 10 years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 9.13(f) and 9.13(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than
     100).

           (f) Termination. Except as provided in Section 9.13(e) and in this Section 9.13(f) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Company or a Parent, division or Subsidiary Corporation (or a corporation issuing or assuming the Option in a transaction to which Code Section 424(a) applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. If the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within three months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option shall limit the Company's rights under Section 9.04 above. No Option may be exercised after the expiration of its term.

           (g) Death, Disability or Retirement. If an Optionee shall die while employed by the Company, a Parent or a Subsidiary Corporation thereof, or die within three months after the termination of such Optionee's employment other than for cause, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within one year after the date of death of the Optionee. If the Optionee's employment shall terminate by reason of disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee at any time within three years after the date of disability or retirement of the Optionee.

           (h) Non-transferability of Options. Options granted under the Plan shall not be transferable otherwise than (i) by will; (ii) by the laws of descent and distribution; or (iii) to a revocable inter vivos trust for the primary benefit of the Optionee and his or her spouse. Options may be exercised, during the lifetime of the Optionee, only by the Optionee, his or her guardian, legal representative or the Trustee of an above described trust. Except as permitted by the preceding sentences, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon such Option, right, or privilege, the Option and such rights and privileges shall immediately become null and void.

           (i)   Effect of Certain Changes.

                 (A) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan pursuant to Section 1.05 above, the number of such shares covered by the outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                 (B) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 90 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

                 (C) If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan pursuant to Section 1.05 above, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (iii) in its discretion, permit Optionees to surrender outstanding options for cancellation; provided, however, that if the stockholders approve such Disposition Transaction within five years of the date of adoption of this Plan and before the Company is taken public, the Committee shall provide for the alternative in (ii) above. Upon any cancellation of an outstanding Option pursuant to this 9.13(i)(C), the Optionee shall be entitled to receive, in exchange therefor, a cash payment under any such Option in an amount per share determined by the Committee in its sole discretion, but not less than the difference between the per share exercise price of such Option and the Fair Market Value of a share of Company Common Stock on such date as the Committee shall determine.

                 (D) Paragraphs (B) and (C) of this Section 9.13(i) shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                 (E) In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                 (F) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to Article III of this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                 (G)  Except as hereinbefore expressly provided in this
           Section 9.13(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

           (j) Rights as a Shareholder. An Optionee or a transferee of an Option shall have no right as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.13(i) hereof.

           (k) Other Provisions. The Option Agreement authorized under the Plan shall contain such other provisions, including, without limitation, (A) the imposition of restrictions upon the exercise of an Option; (B) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option; and (C) conditions relating to compliance with applicable federal and state securities laws, as the Committee shall deem advisable.

9.14.  Effects of Headings

The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.

ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 30TH DAY OF APRIL 1996.



                              /S/ Roger D. Dudley, Secretary
                             --------------------
                              fonix corporation

                            a Delaware corporation

                       1996 Directors' Stock Option Plan

      The purpose of this 1996 Directors' Stock Option Plan (the "Plan") is to promote the long-term success of fonix corporation (the "Company") by creating a long-term mutuality of interests between the Directors and the shareholders of the Company, to provide an incentive to the Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

      1.    Administration

      The Plan shall be administered by a Committee consisting of two or more Directors appointed by the Board of Directors of the Company (the "Board"). The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all the members of the Committee shall be the acts of the Committee. The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan or as to "Nonstatutory Stock Options" and their related alternate stock appreciation rights ("Alternate Rights") granted under the Plan (hereinafter collectively referred to as "Options"), shall be subject to the determination of the Committee, which shall be final and binding. Notwithstanding the above, the selection of the Directors to whom Options are to be granted, the timing of such grants, the number of shares subject to any Option, the exercise price of any Option, the periods during which any Option may be exercised and the term of any Option shall be as hereinafter provided by formula and the Committee shall have no discretion as to such matters.

      2.    Shares Available Under the Plan

      Except as may be adjusted as provided elsewhere herein, the shares of stock which may be issued upon exercise of Options under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance upon exercise of Options to be granted from time to time under the Plan, shall not exceed in the aggregate 5,400,000 shares of Common Stock. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Options granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144, promulgated under the Act; provided, however, that the Company shall as soon as practicable, file a registration statement covering the shares of Common Stock reserved for issuance under the Plan on Form S-8, if such form is available for use by the Company.

      3.    Formula Grant of Options

      Only Directors of the Company are eligible to receive grants of Options under the Plan.

            A. Upon adoption of the Plan by the Board of Directors, each current member of the Board will automatically and without further action by the Board or the Committee be granted the following Options, together with related Alternative Rights:

                  (1) Options to purchase 200,000 shares of Common Stock for each prior calendar year, or portion of a calendar year (but not less than 6 months) during which the Director has served as a member of the Board, all of which Options vest immediately upon the date of grant, and

                  (2) Options to purchase 400,000 shares of Common Stock, which Options vest on January 1 of each year commencing on January 1, 1997, at the rate of 200,000 shares per year (subject to adjustment and substitution as provided below) for each prior calendar year or portion of a calendar year (but not less than 6 months) during which such Director serves as a member of the Board, provided that no Options shall be granted pursuant to this Section 3.A(2) for any calendar year prior to 1996.

            B. In addition to the Options granted to current Directors of the Company upon adoption of Plan, any new member of the Board of Directors appointed or elected after adoption of the Plan, automatically and without further action by the Board or the Committee, and to the extent shares are available for issuance under the Plan, shall be granted Options to purchase 400,000 shares of Common Stock of the Company on the day following the date of appointment of such person to the Board. Such Options, if granted, shall vest on January 1 of each year, following the end of the calendar year during which that Optionee became a Director, at the rate of 200,000 shares per year (subject to adjustment and substitution as provided below) for each prior calendar year or portion of a calendar year (but not less than 6 months) which such Director completes in service as a member of the Board.

            C. A Director may decline acceptance of the grant of Options hereunder by notifying the Committee of such decision.

      4.  Effective Date and Term of Plan

      The Plan shall become effective as of the 30th day of April 1996, the date the Plan is effectively adopted by a majority of the Board (the "Effective Date"), but for purposes of qualification under the exemptions stated in Section 16(b) of the Securities Exchange Act of 1934, the Plan must be approved by the holders of a majority of the issued and outstanding shares of fonix corporation Common Stock present in person or by proxy and entitled to vote at the earlier of either a Special Meeting of Shareholders called for that purpose or the 1996 Annual Meeting of Shareholders of fonix corporation, which meeting shall in any event, be held not more than twelve (12) months after adoption of the Effective Date.

      No awards shall be granted under the Plan after or on the 30th day of April, 2006, which date is ten (10) years after the Effective Date (the "Plan Termination Date"). Provided, however, that the Plan and all awards made under the Plan prior to such Plan Termination Date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

      5.    Terms and Conditions of Nonstatutory Stock Options

      Nonstatutory Stock Options granted under the Plan shall be subject to the following terms and conditions:

            A. The grant of a Nonstatutory Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the Director who is the holder of the Option (the "Optionee"), stating the number of shares of Common Stock subject to the Nonstatutory Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

            B. The purchase price at which each Nonstatutory Stock Option may be exercised (the "Option Price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the Nonstatutory Stock Option on the date of grant as provided below.

            C. Subject to the vesting schedule under Paragraph 3, above, each Nonstatutory Stock Option shall be fully exercisable at any time beginning six months, and within ten (10) years, after the date of grant thereof (the "Option Term"). No Nonstatutory Stock Option shall be exercisable after the expiration of its Option Term. A Nonstatutory Stock Option to the extent exercisable at any time may be exercised in whole or in part.

            D. Each Nonstatutory Stock Option Agreement shall set forth the procedure governing the exercise of the Nonstatutory Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or with Common Stock previously owned by Optionee having a fair market value on the date of exercise of the Nonstatutory Stock Option, determined as provided below, equal to the Option Price for the shares being purchased. Delivery of the shares may be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a Nonstatutory Stock Option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the Nonstatutory Stock Option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the Nonstatutory Stock Option shall not be deemed to occur and no shares of stock will be issued by the Company upon exercise of the Nonstatutory Stock Option until the Company has received payment of the Option Price in full. The date of exercise of a Nonstatutory Stock Option shall be determined under procedures established by the Committee as provided above. Payment of the Option Price with shares shall not increase the number of shares of stock which may be issued under the Plan.

            E. If an Optionee ceases to be a Director of the Company for any reason, any outstanding Nonstatutory Stock Options held by the Director shall be exercisable according to the following provisions:

                  (1) If the Optionee ceases to be a Director for any reason other than resignation, removal for cause or death, any outstanding Nonstatutory Stock Option held by the Optionee at such time shall be exercisable by the Optionee (but only if exercisable immediately prior to ceasing to be a Director) at any time prior to the expiration date of such Nonstatutory Stock Option or within three years after the date the grantee ceases to be a Director, whichever is the shorter period;

                  (2) If during his term of office as a Director an Optionee resigns from the Board or is removed from office for cause, any outstanding Nonstatutory Stock Option held by the Optionee which is not exercisable by him immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding Nonstatutory Stock Option held by the Optionee which is exercisable immediately prior to resignation or removal shall be exercisable at any time prior to the expiration date of such Nonstatutory Stock Option or within six months after the date of resignation or removal, whichever period is shorter;

                  (3) Following the death of an Optionee during service as a Director of the Company, any outstanding Nonstatutory Stock Option held by him at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the Optionee, or, if the Optionee shall fail to make testamentary disposition of the Nonstatutory Stock Option or shall die intestate, by the legal representative of the Optionee at any time prior to the expiration date of such Nonstatutory Stock Option or within three years after the date of death of Optionee, whichever is the shorter period;

                  (4) Following the death of an Optionee after ceasing to be a Director and during a period when a Nonstatutory Stock Option is exercisable under (2) above, the Nonstatutory Stock Option shall be exercisable by such person entitled to do so under the will of the Optionee or by such legal representative at any time prior to the expiration date of the Nonstatutory Stock Option or within one year after the date of death, whichever is the shorter period;

                  (5) Following the death of an optionee after ceasing to be a Director and during a period when a Nonstatutory Stock Option is exercisable under clause (1) above, the Nonstatutory Stock Option shall be exercisable by such person entitled to do so under the Will of the optionee or by such legal representative at any time during the shorter of the following two periods: (i) until the expiration date of the Nonstatutory Stock Option or (ii) until three years after the grantee ceased being a Director or one year after the date of death of the Optionee (whichever is longer).

      A Nonstatutory Stock Option held by an Optionee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 5E.

            F. "FAIR MARKET VALUE" per share in respect of any share of Common Stock as of any particular date shall mean (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

      6.    Alternate Stock Appreciation Rights

            A. Concurrently with the award of Nonstatutory Stock Options to purchase one or more shares of Common Stock, the Board or Committee shall, subject to the provisions of the Plan, award to the Optionee with respect to each share of Common Stock, a related Alternate Right, permitting the Optionee to be paid the appreciation on the Nonstatutory Stock Option in Common Stock in lieu of exercising the Nonstatutory Stock Option.

            B. Alternate Rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

            C. An Optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of Nonstatutory Stock Options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment in Common Stock the number of shares determined pursuant to Subsections D and E. Alternate Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Nonstatutory Stock Options related thereto are exercisable, as provided in this Plan.

            D. The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Fair Market Value of a share of Common Stock on the date the Nonstatutory Stock Option related to said Alternate Right was granted or became effective, as the case may be.

            E. Upon exercise of Alternate Rights, the Company shall pay Optionee the amount of payment determined pursuant to Subsection D in Common Stock. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Subsection D by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock. All such shares shall be issued with the rights and restrictions specified in this Plan for shares issued pursuant to the exercise of Nonstatutory Stock Options.

            F. The exercise of any Alternate Rights shall cancel an equal number of Nonstatutory Stock Options related to said Alternate Rights.

            G. Upon termination of the Optionee's employment as a Director of the Company by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within six months from the date of such termination, exercise any Alternate Rights to the extend such Alternate Rights are exercisable during such six-month period.

            H. Except as provided in Subsection G, all Alternate Rights shall terminate three months after the date of termination of the Optionee's employment as a Director or upon the death of the Optionee.

      7.    Restrictions

            A. Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. No award under the Plan shall be assignable or transferable by the recipient thereof, except by Will or by the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order as defined in the U.S. Internal Revenue Code, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative. The recipient of an award shall not exercise the Options for at least six months after date of grant of award.

            B. Subject to the foregoing provisions of Section 5 and the other provisions of this Plan, any Option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement under which the Option is granted, or an amendment thereto; except that in no event, notwithstanding anything in this Plan to the contrary, shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3 of the Securities Exchange Act or any successor Rule.

      8.    Withholding Taxes

      Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall, to the extent permitted or required by law, have the right to require the grantee, as a condition of exercise of its Options to remit to the Company no later than the date of issuance or exercise, or make arrangements satisfactory to the Board regarding payment of, any amount sufficient to satisfy any federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the participant fails to pay the amount required by the Board, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Board may cause the Company to issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any such taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

      9.    Rights as a Shareholder

      The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her upon exercise of the options.

      10.   Adjustments

      In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan and the Option Price of Nonstatutory Stock Options theretofore granted under the Plan.

      11.   Effect of Certain Changes

      Notwithstanding Section 10 above, the following adjustments shall be made upon the occurrence of certain events or changes to the Company or its capitalization:

            A. If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan, the number of such shares covered by the outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

            B. In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 90 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

            C. If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (iii) in its discretion, permit Optionees to surrender outstanding options for cancellation.

            D. Paragraphs (B) and (C) of this Section shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

            E. In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

            F. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

            G. Except as hereinbefore expressly provided in this Section, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

      12.   Amendment of the Plan

            A. The Committee may, without further action by the shareholders and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements. Provided, however, that no such amendment pursuant to this Section 10 shall circumvent the provisions of the last sentence of Paragraph 1, above or otherwise disqualify the Plan for exemption under Rule 16b-3 of the Securities Exchange Act or any successor Rule.

            B. The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without shareholder approval the Committee may not (i) increase the maximum number of shares of Common Stock which may be issued under the Plan (other than increases pursuant to Section 9), (ii) extend the period during which any award may be granted or exercised, or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his other rights under an award previously granted to him or her.

            C. Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any Nonstatutory Stock Option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for Nonstatutory Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor Rule relating to exemption from Section 16(b) of the Securities Exchange Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Nonstatutory Stock Options theretofore granted under the Plan notwithstanding any contrary provisions contained in any Nonstatutory Stock Option agreement. In the event of any such amendment to the Plan, the holder of any Nonstatutory Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the Nonstatutory Stock Option agreement within such reasonable time as the Committee shall specify in such request.

      13.   Effect of Headings

      The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.


ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 30TH DAY OF APRIL 1996.



                              /S/ Roger D. Dudley, Secretary
                              -------------------